                                                                    Exhibit 10.2

                    SETTLEMENT AGREEMENT AND MUTUAL RELEASE

     This Agreement is entered into as of this 26th day of July, 2000, by and between Expedia, Inc. ("Expedia"), a Washington corporation, and Xpedior Incorporated ("Xpedior"), a Delaware corporation.

                                   Recitals

     A. Expedia is primarily engaged in the on-line travel services business. Expedia is the owner of the trademark EXPEDIA, which mark has been registered in the United States and in various foreign jurisdictions.

     B. Xpedior is primarily engaged in e-business consulting. Xpedior is the owner of the trademark XPEDIOR, and has pending applications for registration of that mark in the United States and various foreign jurisdictions.

     C. Expedia is the plaintiff, and Xpedior is the defendant, in an action currently pending in the United States District Court for the Central District of California, No. 99-13461 R (CTx) (the "Pending Lawsuit"), alleging claims for trademark infringement, trademark dilution, violation of Section 43(a) of the Lanham Act, dilution of federally registered trademark, California unfair competition and California trademark dilution. Xpedior denies the material allegations of Expedia's complaint.

     D. The parties wish to dismiss the Pending Lawsuit and resolve all disputes between them on the terms and conditions set forth below.

                                   Agreement

     1. Change of Xpedior's Corporate Name and Cessation of Trademark Usage. On or before December 31, 2003, Xpedior shall change its corporate name and cease using XPEDIOR as a trademark. Until such date, Xpedior may continue to use its corporate name and to use XPEDIOR as a trademark, subject to the terms and conditions set forth below.

     2. Payments from Xpedior to Expedia. If Xpedior has not changed its corporate name and ceased using XPEDIOR as a trademark by December 31, 2001, Xpedior shall make quarterly payments to Expedia in accordance with the following schedule, until such time as it has changed its corporate name and ceased using XPEDIOR as a trademark:

          Time Period                Payments From Xpedior to Expedia
          -----------                --------------------------------

          January to June, 2002: 1% of gross revenues from operations July to December, 2002: 2% of gross revenues from operations January to June, 2003: 3% of gross revenues from operations July to December, 2003: 4% of gross revenues from operations

     Payments due under this paragraph shall be made quarterly within fifteen days after the issuance of Xpedior's quarterly financial report pertaining to such quarter. If the name change and cessation of trademark usage occurs on a date other than the end of a quarter, the amounts due under this paragraph shall be prorated to the date of such change and cessation.

     3. Expedia's Right to Disapprove New Name. Expedia shall have the right to disapprove any new name proposed by Xpedior that Expedia reasonably believes infringes upon or dilutes its existing trademarks. Expedia shall have ten business days from the receipt from Xpedior of written notice of a proposed new name to approve or disapprove of such name. Xpedior may submit more than one name at a time for Expedia's consideration. If written notice of disapproval is not given within ten business days after Expedia's receipt of notice of a proposed new name or names by Xpedior to Expedia, such name or names shall be deemed to have been approved. If Xpedior feels that Expedia's rejection of a proposed new name is unreasonable, Xpedior may request expedited mandatory arbitration under Paragraph 17 hereof within ten business days after receipt of Expedia's rejection notice. Expedia shall maintain in confidence all proposed new names submitted by Xpedior under this Paragraph until such time as Xpedior publicly announces its name change. Xpedior shall make no announcement of or make any use of any proposed new name(s), including any trademark use, until such name has been approved either by Expedia as provided in this Paragraph, or by the arbitrator, as provided in Paragraph 17(b) below. If Xpedior breaches this Paragraph by announcing or using the proposed new name(s) prior to completing the agreed-to approval process, Expedia shall be entitled to commence litigation to enforce the terms of this Agreement and to enforce and protect its trademark and related rights in any Court of competent jurisdiction without regard for the arbitration provision in Paragraph 17(b). The approval process described in this Paragraph, including any arbitration proceeding, if necessary, shall not stay, delay or diminish Xpedior's obligation to make payments to Expedia as provided in Paragraph 2, herein.

     4. Certain Definitions. The date that Xpedior shall be deemed to have changed its name shall be the date an amendment to Xpedior's Certificate of Incorporation is filed with the Secretary of State of the State of Delaware. Cessation of trademark usage shall be deemed to have occurred when Xpedior publicly announces its new name and ceases to refer to itself, its services, or its products under the name XPEDIOR; provided, however, that Xpedior may, for a period of six months after changing its name and ceasing trademark usage, refer to itself by its new name, followed by the statement, "formerly known as Xpedior," or words to similar effect. Notwithstanding the foregoing, Xpedior shall not use the statement "formerly known as Xpedior," or words to similar effect, after December 31, 2003.

     5. Avoidance of Confusion Prior to Name Change. From the time this Agreement is entered into, until the time that Xpedior changes its name and ceases using XPEDIOR as a trademark, the parties each shall endeavor to avoid any actual confusion concerning their respective names. Whenever it appears there is a likelihood of confusion, either party may send a notice to any third party explaining that Expedia and Xpedior are not related. The notice sent to such third party shall be in substantially the form attached hereto as Exhibit A-1 (in the case of Expedia) or Exhibit A-2 (in the case of Xpedior). With respect to the travel service companies listed on Exhibit B hereto, prior to soliciting business from any such company, Xpedior shall send such company a letter in substantially the form attached hereto as Exhibit A-2. Xpedior shall not provide Internet travel planning, reservation and ticketing services under the XPEDIOR name.

     6. Mutual General Release. In consideration for the promises and covenants set forth in this Agreement and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Expedia and Xpedior, on behalf of themselves and their present or former owners, stockholders, fiduciaries, representatives, lawyers, officers, directors, agents, employees, predecessors, successors and assigns, if any (hereinafter "Releasors"), agree that they shall, effective as of the date that Xpedior changes its corporate name and ceases to use XPEDIOR as a trademark, without further act or agreement, release and forever discharge each other, and each other's respective present or former owners, stockholders, fiduciaries, representatives, lawyers, officers, directors, agents, employees, predecessors, successors, and assigns, if any, and all persons acting by, through, under or in concert with them, or any of them, (hereinafter "Releasees"), of and from any and all manner of claim or claims, action or actions, cause or causes of action, in law or in equity, suits, debts, liens, promises, loss, demands, damages, controversies, liabilities, contracts, agreements, cost or expense, of any nature whatsoever, whether known or unknown, fixed or contingent, suspected or unsuspected, which Releasors, or any of them, has against Releasees, or any of them, through and including the date of execution of this Agreement by reason of any cause, matter or thing whatsoever, including any claim arising out of, based upon or related to Xpedior's use of its corporate name or any matters that were alleged, or could have been alleged, in the Pending Lawsuit. This release shall not apply, however, to any breach of this Agreement, or any claim arising subsequent to the date of this Agreement.

     7. Future Discovered Facts. In connection with the release set forth in Paragraph 6, above, each party acknowledges that it is aware it may hereafter discover facts in addition to, or different from, those facts which it now knows or believes to be true with respect to the subject matter of this Agreement, but that it is each party's intention to fully, finally and forever release all matters, disputes, differences, known or unknown, suspected or unsuspected, which now exist, or heretofore existed between it and the Releasees, and in furtherance of such intention, the release given herein shall remain in effect notwithstanding the discovery or existence of any additional or different facts.

     8. California Civil Code Section 1542. Each party further agrees, represents and warrants that, with respect to the subject matter of Paragraphs 6 and 7 above, it has been advised by counsel and does expressly waive and relinquish, to the fullest extent permitted by law, the provisions, rights and benefits of Section 1542 of the California Civil Code, which statute provides

     A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR

     Each party also waives and relinquishes, to the fullest extent permitted by law, any and all provisions, rights and benefits of any similar statute or law of California or of any other jurisdiction.

     9. Dismissal of Pending Lawsuit. Within five days after this Agreement is fully executed, Expedia shall deliver to counsel for Xpedior an executed stipulation of dismissal of the

Pending Lawsuit, without prejudice. At such time as Xpedior changes its corporate name and ceases using XPEDIOR as a trademark, as provided in Paragraph 4 above, Expedia agrees to take such steps as are necessary to cause the Pending Lawsuit to be dismissed with prejudice.

     10. Abandonment of Trademark Applications. Xpedior shall take prompt steps after this Agreement is fully executed to expressly abandon its applications filed with the United States Patent and Trademark Office and any other applications filed in other jurisdictions for the following trademarks:
XPEDIOR; THE XPEDIOR PROCESS; EBUSINESS XPEDIATORS; XPEDIOR with a stylized "X;" and XPDR. The parties agree and acknowledge, however, that "XPDR" is Xpedior's trading symbol and that it may continue to use it as such.

     11. Agreement Not an Admission. Each party acknowledges that this is a settlement and release of disputed facts and issues. Neither party admits the truth or validity of any assertion or denial made by any other party. Furthermore, neither party admits any liability to the other party or any wrongful conduct.

     12. Review of Agreement. Each party acknowledges and represents that such party has been represented by and has had the opportunity to consult with counsel of its choice in connection with the Agreement; has been provided sufficient time to carefully review the contents of this Agreement; and that such party has carefully read and understands the Agreement. This Agreement shall be construed as though each party participated equally in drafting it and any uncertainty or ambiguity shall not be interpreted against any one party.

     13. Binding Authority. Each party represents that the individuals signing this Agreement on behalf of such party have lawful authority to do so, and to bind such party to the terms and conditions set forth herein.

     14. Entire Agreement. This Agreement, including the Exhibits attached hereto, constitutes the sole, complete and entire agreement of the parties relating to the subject matter hereof, and no statements, promises or representations have been made by any party to the other party, other than as set forth herein. This Agreement fully supersedes any and all prior agreements, negotiations or understandings between the parties hereto.

     15. Modification and Amendment. Any modification of any of the terms and provisions set forth herein shall be effective only if in writing and signed by all of the parties.

     16. Notices. Any notice required to be given pursuant to this Agreement shall be in writing and mailed by certified or registered mail, return receipt requested, or delivered by a national overnight express service, return receipt requested, to the following addresses.

To Expedia:                             To Xpedior:

Expedia, Inc.                           Xpedior Incorporated
Attention:  Mark Britton                Attention:  Caesar Belbel
13810 SE Eastgate Way, Suite 400        Xpedior Incorporated
Bellevue, Washington 98008              35 Corporate Drive, 4th Floor
                                        Burlington, Massachusetts 01803

Copy to:                                Copy to:

Arnold & Porter                         Latham & Watkins
Attn: Suzanne V. Wilson                 Attn: Morris A. Thurston
777 South Figueroa St., 44th Floor      650 Town Center Drive, 20th Floor
Los Angeles, California 90017-5844      Costa Mesa, California  92626

     17.  Applicable Law and Dispute Resolution.

     (a) This Agreement is made and is to be governed by and construed under the laws of the State of California, except in connection with Xpedior's selection of a new name, which shall be governed by federal law. Other than as provided in subparagraph (b) of this Paragraph, any and all disputes, claims or controversies arising out of or relating to this Agreement that are not resolved by mutual agreement may be determined and resolved by any Court of competent jurisdiction and the prevailing party of such action shall be entitled to an award of all costs, fees and expenses, including its attorney's fees, to be paid by the non-prevailing party. The parties agree to submit to the exclusive jurisdiction of the state and federal courts of the State of California for the resolution of such disputes, claims or controversies.

     (b) Notwithstanding the provisions in Paragraph 16(a), any and all disputes, claims or controversies arising out of Xpedior's selection of a new name, or Expedia's disapproval of such name, shall be submitted to final and binding arbitration before JAMS, or its successor, pursuant to the United States Arbitration Act, 9 U.S.C. Sec. 1 et seq. It is understood that the purpose for this arbitration clause is to provided an expedited procedure for the determination of any disputes, claims or controversies arising out of Xpedior's selection of a new name, or Expedia's disapproval of such name, and each party agrees to cooperate with the other in good faith to bring any such dispute to resolution as quickly as possible. The determination of any disputes, claims or controversies submitted to arbitration under this subparagraph shall be governed and construed under the laws of the United States relating to the protection and enforcement of trademark rights, including without limitation the federal Lanham Act, 15. U.S.C., Sections 1051, et seq. Either party may commence the arbitration process called for in this agreement by filing a written demand for arbitration with JAMS, with a copy to the other party. The arbitration will be conducted in accordance with the provisions of JAMS Streamlined Arbitration Rules and Procedures in effect at the time of filing of the demand; provided however, that the parties have agreed to the selection of either retired Judge Eugene Lynch or Judge Charles Renfrew as an arbitrator. In the event that neither Judge Lynch or Judge Renfrew are able to act as an arbitrator, the parties will cooperate with JAMS and with one another in selecting a different arbitrator, however the parties agree that any selected arbitrator must have substantial trademark law experience. Notwithstanding the designation in this paragraph of certain arbitrators, at the time of selection, the selected arbitrator must make any disclosures mandated by California law and the parties shall be entitled to object to the selected arbitrator accordingly. The parties covenant that they shall participate in the arbitration in good faith, and that they shall share equally in its costs. However, the arbitrator shall have the discretion to award the prevailing party its reasonable attorneys' fees, arbitration fees and costs and expenses incurred in the arbitration. The parties also agree that the locale for any arbitration under this subparagraph shall be in the County of Los Angeles, State of California. The provisions of this Paragraph may be enforced by any Court of competent jurisdiction, and the party seeking enforcement shall be entitled to an award of all costs, fees and expenses, including attorneys fees, to be paid by the party against whom enforcement is ordered.

     18. Agreement Binding On Successors. This Agreement shall be binding on and shall inure to the benefit of the parties hereto, and to their successors, and assigns.

     19. Captions and Paragraph Headings. Captions and paragraph headings used herein are for convenience only, and are not a part of this Agreement and shall not be used in construing it.

     20. Severability. The provisions of this Agreement are severable. If any provision of this Agreement shall be held to be invalid or otherwise unenforceable, in whole or in part, the remaining provisions or enforceable parts thereof shall not be affected thereby and shall be enforced to the fullest extent permitted by law.

     21. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, all of which together shall constitute one and the same instrument. A signature to this Agreement transmitted via facsimile shall be deemed as effective as an original signature.

     WHEREFORE this Agreement is deemed effective as of the date set forth in the first paragraph hereof.



EXPEDIA, INC.                               XPEDIOR INCORPORATED


By: /s/ Mark S. Britton                     By: /s/ David N. Campbell
    --------------------------                  ---------------------------
Name: Mark S. Britton                       Name:  David N. Campbell

Title: VP & General Counsel                 Title: President and Chief Executive
                                                    Officer

Exhibit A-1

(A letter in substantially this form may be sent by Expedia, Inc. whenever it feels there is likelihood of confusion.)

                            Expedia, Inc. Letterhead
                            ------------------------

Date

Name, Title
Company
Street Address
City, State, Zip

Dear ____________:

          As you may know, Expedia, Inc. (Nasdaq: EXPE) and Xpedior Incorporated (Nasdaq: XPDR) are separate public companies. The purpose of this letter is merely to clarify that these companies are not related to each other in any way. The following are brief descriptions of what each of these companies do.

          Expedia, Inc. is a leading provider of branded online travel services for leisure and small business travelers. We operate our own website, located at Expedia.com, with localized versions in the United Kingdom, Germany and Canada. We offer one-stop travel shopping and reservation services, providing reliable, real-time access to schedule, pricing and availability information for over 450 airlines, 40,000 hotels and all major car rental companies. Expedia also offers Internet consulting services, including the licensing of its proprietary software, relating to ticketing and reservation technologies to third party companies, enabling them to offer their own ticketing and reservation services directly to consumers through Internet websites.

          Xpedior Incorporated is an eBusinesses consulting firm. Its eBusiness expertise falls into the three fundamental service disciplines--strategic, creative and technical. Professionals from each of the three disciplines work together to maximize the efficiency and speed of solution development.
Xpedior's clients benefit from customized solutions based on their specific strategy, requirements, and infrastructure.

          If you have any questions concerning the services offered by Expedia, Inc., please feel free to contact us at the address or telephone listed above. If you have any questions concerning the services offered by Xpedior Incorporated, please feel free to contact Xpedior at (877) 973-3467.

                                       Truly yours,


                                       Name

Exhibit A-2

(A letter in substantially this form may be sent by Xpedior Incorporated whenever it feels there is likelihood of confusion, and shall be sent to Exhibit B companies prior to any solicitation of those companies.)

                        Xpedior Incorporated Letterhead
                        -------------------------------

Date

Name, Title
Company
Street Address
City, State, Zip

Dear ____________:

          As you may know, Xpedior, Incorporated (Nasdaq: XPDR) and Expedia, Inc. (Nasdaq: EXPE) are separate public companies. The purpose of this letter is merely to clarify that these companies are not related to each other in any way. The following are brief descriptions of what each of these companies do.

          Xpedior Incorporated is an eBusinesses consulting firm. Our eBusiness expertise falls into the three fundamental service disciplines--strategic, creative and technical. Professionals from each of the three disciplines work together to maximize the efficiency and speed of solution development.
Xpedior's clients benefit from customized solutions based on their specific strategy, requirements, and infrastructure.

          Expedia, Inc. is a leading provider of branded online travel services for leisure and small business travelers. Expedia operates its own website, located at Expedia.com, with localized versions in the United Kingdom, Germany and Canada. It offers one-stop travel shopping and reservation services, providing reliable, real-time access to schedule, pricing and availability information for over 450 airlines, 40,000 hotels and all major car rental companies. Expedia also offers Internet consulting services, including the licensing of its proprietary software, relating to ticketing and reservation technologies to third party companies, enabling them to offer their own ticketing and reservation services directly to consumers through Internet websites.

          If you have any questions concerning the services offered by Expedior Incorporated, please feel free to contact us at the address or telephone listed above. If you have any questions concerning the services offered by Expedia, Inc., please feel free to contact Expedia at (425) 564-7200.

                                       Truly yours,


                                       Name

Exhibit B

                   Companies in the Travel Services Industry

                                   AIRLINES
                                   --------


  AB Shannon                                      Air India
  Access Air                                      Air Jamaica
  ACES                                            Air Lanka
  Adria Airways                                   Air Liberte
  Aer Arann                                       Air Lithuania
  Aer Lingus                                      Air Littoral
  Aero California                                 Air Malta
  Aero Continente                                 Air Moldova
  Aero Lloyd                                      Air Nevada
  Aeroflot-Russian International Airlines         Air New Zealand
  Aerolineas Internacionales                      Air One
  Aerolines Argentinas                            Air Ostrava
  Aeromar Airlines                                Air Pacific
  Aeromexico                                      Air Portugal
  Aeroperu                                        Air Sask Aviation
  AeroRepublica                                   Air St Thomas
  Aerosweet Airlines                              Air Transat
  Air Afrique                                     Air Ukraine
  Air Algerie                                     Air Vanuatua
  Air Aruba                                       Air Zimbabwe
  Air Baltic                                      AirTran Airways
  Air Burkina                                     Alaska Airlines
  Air Canada                                      Alaska Central Express
  Air China                                       Albanian Airlines Mak S.H.P.K.
  Air Dolomiti                                    Alitalia
  Air Engiadina                                   All Nippon Airways
  Air Europa                                      ALM-Antillean Airlines
  Air Europe                                      Aloha Airlines
  Air Fiji                                        Alpine Aviation
  Air France                                      America West Airlines
  Air Greece                                      American Airlines
  American Trans Air                              Copa
  Ansett Australia                                Corporate Express
  AOM French Airline                              Croatia Airlines

---------------------------------------------------------------------------------------
  APA International                               Cronus Air
  Armenian Airlines                               Crossair
  Asiana Airlines                                 Cyprus Airways
  Aspen Mountain Air                              Czech Airlines
  Austin Express                                  Delta
  Austral Lineas Aereas                           Deutsche BA
  Austrian Airlines                               Dragonair
  Avensa                                          Eagle Canyon Airlines
  Aviacsa-Consorcio Aviaxsa                       Ecuatoriana
  Avianca                                         Egyptair
  Aviateca                                        El Al Israel Airlines
  Awood Air                                       Emirates
  Bahamasair                                      Estonian Air
  Bangkok Airways                                 Ethiopian Airlines
  Bearskin Airlines                               Eurowings Luftverkehrs
  Bellair Inc                                     EVA Airways
  Big Sky Airlines                                Finnair
  Braathens S.A.F.E. Airtransport                 Flight West Airlines
  Brasil Central Linha Aerea Regional             Frontier Airlines
  British Airways                                 Garuda
  British Midland                                 Ghana Airways
  BWIA International                              Gill Airways
  Canada 3000                                     Guinee Airlines
  Canadian                                        Guyana Airways
  Cape Air                                        Haines Airways
  Cardinal Airlines                               Harbour Air Seaplanes
  Carnival Airlines                               Hawaiian Airlines
  Cathay Pacific Airways                          Helijet Airways
  Cayman Airways                                  Helikopterservice, Euro Air
  China Airlines                                  Iberia
  China Eastern Airlines                          Icelandair
  China Southern Airlines                         Indian Airlines
  Cimber Air                                      Japan Air System
  Cityjet                                         Japan Airlines
  Continental                                     Japan Asia Airways
  Jersey European Airways                         Moldavian Airlines
  Jet Airways (India)                             Muk Air
  K.D. Air Corporation                            National Airlines
  Kenya Airways                                   Nationwide Air
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
  KLM-Royal Dutch Airlines                        Nicaraguense de Avacion (NICA)
  KLM UK                                          Northwest
  Korean Air                                      Olympic
  Kuwait Airways                                  Oman Aviation
  L.A.B. Flying Service                           Pan Am Airbrg
  LACSA                                           Philippine Airlines
  LADECO Airlines                                 Polynesian Airlines
  Lan Chile                                       Portugalia
  Lan Peru                                        Qantas Airways
  Lauda Air                                       Qatar Airways
  Legend Air                                      Reeve Aleutian Airways
  Liat                                            Regional Airlines
  Lineas Aereas Paraguayas                        Reno Air
  Lineas Aereas Privadas Argentinas               Riga Airlines
  Linhas Aereas de Mocambique (LAM)               Royal Air Maroc
  Lithuanian Airlines                             Royal Aviation, formerly Tropical Air
  Lloyd Aereo Boliviano                           Royal Brunei Airlines
  LOT-Polish Airlines                             Royal Jordanian
  LTU International Airways                       Royal Nepal Airlines
  Lufthansa German Airlines                       Ryanair
  Luxair                                          Sabena Belgian World Airlines
  Maersk Air                                      SAETA
  Malaysia Airlines                               Sahara India Airlines
  Malev Hungarian Airlines                        SAS-Scandinavian Airlines System
  Mandarin Airlines                               Saudi Arabian Airlines
  Manx Airlines                                   Servivensa
  Martinair Holland                               SilkAir
  MAT-Macedonian Airlines                         Singapore Airlines
  Meridiana                                       Skyways
  Mesa Airlines                                   Societe Nouvelle Air Guadeloupe
  Mexicana Airlines                               South African Airways
  Middle East Airlines                            Southcentral
  Midway Airlines                                 Southflight Aviation
  Midwest Express                                 Spanair
  Sun Country Airlines                            Turkish Airlines
  Surinam Airways                                 Turks and Caicos Airways
  Swissair                                        Tyrolean Air
  TAAG-Angola Airlines                            Ukraine International Airlines
  TACA International Airlines                     United Airlines
---------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------
  TAESA                                           US Airways
  Tarom-Romanian Air Transport                    Uzbekistan Airways
  Tecnavia                                        Varig
  Thai Air International                          VASP
  Top Air                                         Vietnam Airlines
  Tower Air                                       Virgin Atlantic Airways
  Trans World Airlines                            Wideroe's Flyveselskap
  Transaero Airlines                              Windward Island Airways International
  TransBrasil Linhas Aereas                       Wings of Alaska
  Transportes Aereo Regionais                     Yugoslav Airlines (JAT)
  Tunis Air
-----------------------------------------------------------------------------------------------

                                    HOTELS
                                    ------

-----------------------------------------------------------------------------------------------
  Aston Hotels and Resorts                        Owings Properties
  Best Western                                    Pacific Hotel Mgmt Co
  Camino Real Hotels and Resorts                  Pacific Placa Hotels
  Canadian Pacific Hotels                         Park Place Entertainment
  Crowne Plaza Hotels and Resorts                 MGM
  Days Inn                                        Mirage Hotels and Resort Group
  Doubletree Hotels                               Peabody Hotel Group
  Fairmont Hotels                                 Pinnacle Hotel Mgmt
  Four Seasons Hotels and Resorts                 Platinum Mgmt
  Helmsley Hotels                                 Quorum Hotels & Resorts
  Hilton Hotels                                   R&R Hotel Group
  Holiday Inns Worldwide                          Remington Hotel Corp
  Howard Johnson                                  RFS
  Hyatt Hotels and Resorts                        Richfield Hospitality Services
  Loews Hotels                                    Sceptre Hospitality Services
  Marriott International, Inc.                    Ridgewood Hotels
  Motel 6                                         Rosewood Hotels & Resorts
  Outrigger Hotels and Resorts                    Royal Host
  Peninsula Group                                 Sage Hospitality Resources
  Quality Inn                                     Shell Hospitality Group
  Ramada Limited                                  Signature Hospitality Resources
  Radisson Hotels                                 Southwest Hotel Mgmt
  Ritz Carlton Hotels and Resorts                 Sterling Hotels Corp
  Sandals Resorts                                 Stormont Trice Corp
  Sheraton Hotels and Resorts                     The Hotel Group
-----------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------
Super 8 Motels                                The Lodge Keeper Group
The Savoy Group                               The Pacific & Caribbean Hotel Group
Travelodge                                    Tishman Hotel Corp
Westin Hotels and Resorts                     Tishman Real Estate and Development
AGC Mgmt Company                              Tishman Holdings
Allegro Resorts                               Tollman-Hundley Hotels
Allied Hospitality Group                      Travelers Mgmt
American Hospitality Mgmt                     Trigild Corp
Associated Hotels                             Twenty/Twenty Worldwide Hospitality
Benchmark Hospitality                         US Hotel Corp
Bon Mgmt Group                                Vista Host
Boykin Hospitality                            Waterford Hotel Group
Brilyn                                        West Coast Hotels
Bristol Hotels (recently acquired by Bass     White Lodging Services Corp
 Hotels and Resorts)
Camberley Hotel Co                            Wilson Hotel Mgmt Co
Carlton Hospitality Mgmt Group                Windsor Capital Group
Charlestown Mgmt Hotels                       Windegardner & Hammons
Charter One Hotels & Resorts                  Wright Investment Properties
Choice Atlantica Hotels                       Cendant Corp
Coakley & Williams Hotel Mgmt Co              Host Marriott
Coastal Hotel Group                           Bass Inc
Cooper/CSS Hotel Cos                          Bass Hotels & Resorts
Courtland-Dane Mgmt Group                     Doral Hotels
Cox Hotels                                    Accor
Davidson Hotel Co                             Accor Lodging
Day Hospitality Group                         RezSolutions
DePalma Hotel Corp                            Pegasus
Destination Hotels & Resorts                  PegasuSolutions
Dimension Development Co                      VIP International
Dolce Intl                                    Lexington Services
Durbin Cos                                    US Franchise Systems
Elmhurst Mgmt                                 Carlson Cos
FCR Group Hotel Mgmt                          Carlson Hospitality Worldwide
First Carolina Mgmt                           Extended Stay America
Gal-Tex Hotel Corp                            Adams Mark Hotel & Resorts
GT Mgmt                                       Drury Hotels
HI Development                                Shilo Inns
HBR Hotel Group                               Baymont Inns & Suites
---------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
HMG Lodging Mgmt                                  Choice Hotels International
Home-Towne Suites                                 Comfort Inns
Horizon Hotels                                    Comfort Suites
Hospitality Associates                            Clarion
Hospitality Hotel Group                           Sleep Inn
Hospitality Partners                              Knights Franchise Systems
Hostmark Mgmt Group                               The Ritz Carlton Companies
Hotel Development & Mgmt Corp                     Country Inns & Suites
Hotel Managers Group                              Rodeway Inn
Hudson Hotels Corp                                Sofitel
Humphrey Hospitality Mgmt                         Fairfield Inn
IMIC Hotels                                       Residence Inn
Innkeeper Associates                              Towneplace Suites
Interstate Hotels Corp                            Renaissance Hotels & Resorts
Jackson Hospitality                               Microtel
Janus American Group                              Villager Franchise Systems
Kimpton Hotels & Resorts                          Marriott Vacation Club International
Kinseth Hotel Corp                                Red Carpet Inns
Lancaster Hotels & Resorts                        Forte
Lane Hospitality                                  Le Meriden
Linchris Hotel Corp                               Suisse Chalet Inns
Lodgian                                           Ramada International
Marc Resorts                                      Intercontinental Hotels
Marcus Hotels and Resorts                         Mandalay Bay Group
Mardeck Ltd                                       Starwood Hotels & Resorts
Marshall Management                               W. Hotels
Mason Hospitality Services                        Kimpton Hotels
MeriStar Hotels & Resorts                         Candlewood Suites
Meristar Mgmt Co                                  Omni Hotels
Musselman & Musselman                             The Luxury Collection
New Castle Hotels                                 The St. Regis Collection
Newport Hospitality Group                         Embassy Suites
Noble House Hotels & Resorts                      Doubletree Hotels
Northern Hospitality                              Hampton Inn
Ocean Hospitalities                               Wydham Hotels & Resorts
Outrigger Hotels & Resorts                        Prime Hospitality
Outrigger Lodging                                 Sole Meia Hotels & Resorts
Ohana Hotels and Resorts                          AmeriHost Properties
--------------------------------------------------------------------------------------

                              RENTAL CAR COMPANIES
                              --------------------

--------------------------------------------------------------------------------------
Able Rent A Car                                   I.T.S. Car Rental
Ace Rent A Car                                    Interamerican Car Rental
Advantage Rent-A-Car                              Kemwel Holiday Autos
Affinity Intl                                     Kenning Car Rental
Alamo Rent A Car                                  LM Car Rental
All American Rent A Car                           Localiza Rent A Car
Allstate Car Rental                               Midway Rent A Car
Americar                                          Montgomery Wards Rent A Car
Ansa International                                National Car Rental
Auto Europe                                       Nationwide
Avis                                              New Frontier
Budget                                            Onerez
Capital Rent A Car                                Payless
Car Rental Direct                                 Red and Blue
City Rent A Car                                   Rent A Wreck
Continental Rent A Car                            Rent Rite
Discount Rentals                                  Resort
Dollar Rent A Car                                 Rox Rent A Car
Enterprise                                        Royal Rent A Car
Europcar                                          Sears Car and Truck Rental
European Car Res                                  Sixt
Excellence Luxury                                 Southwest Car Rental
Executive Car Rental                              Thrifty Car Rental
EZ Rent A Car                                     Town and Country Car
Hayat Car Rental                                  Unidas
Hertz                                             U-Save
Holiday
--------------------------------------------------------------------------------------